UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2012

BioCryst Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23186	62-1413174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4505 Emperor Blvd., Suite 200

Durham, North Carolina 27703

(Address of Principal Executive Offices)

(919) 859-1302

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders (the “Annual Meeting”) of BioCryst Pharmaceuticals, Inc. (the “Company”), stockholders of the Company approved a proposal to amend the Company’s Stock Incentive Plan to increase the number of shares available for issuance under the Stock Incentive Plan by 1,700,000 shares to 10,866,631 shares as of March 28, 2012, and to increase the maximum number of shares or options that may be granted to any individual under the Stock Incentive Plan to 1,500,000 per year by the affirmative vote of a majority of the shares of common stock represented at the Annual Meeting, in person or by proxy, and entitled to vote. A copy of the Amended and Restated Stock Incentive Plan is attached as Exhibit 10.1 and is incorporated herein by reference.

Stockholders of the Company also approved a proposal to increase the number of shares available for issuance under the Company’s Employee Stock Purchase Plan (the “ESPP”) by 150,000 shares to 234,371 shares as of March 28, 2012, by the affirmative vote of a majority of the shares of common stock represented at the Annual Meeting, in person or by proxy, and entitled to vote. A copy of the Amended and Restated ESPP is attached as Exhibit 10.2 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting was held on May 23, 2012 for the purpose of: (i) electing three directors to serve for a term of three years and until a successor is duly elected and qualified; (ii) amending the Company’s Stock Incentive Plan to increase the number of shares available for issuance under the Stock Incentive Plan by 1,600,000 shares to 10,154,198 shares as of March 28, 2012, and to increase the maximum number of shares or options that may be granted to any individual under the Stock Incentive Plan to 1,500,000 per year; (iii) increasing the number of shares available for issuance under the ESPP by 150,000 shares to 234,371 shares as of March 28, 2012, (iv) ratifying the selection of Ernst & Young LLP as the Company’s independent registered public accountants for 2012; and (v) transacting such other business properly brought before the meeting.

The nominees for director were elected by the following votes:

	FOR	WITHHELD

Zola P. Horovitz	24,514,292	769,671

Nancy J. Hutson	24,920,393	363,570

Peder K. Jensen	24,583,614	700,349

In addition, there were 19,406,066 broker non-votes for each director.

The proposed amendments to the Company’s Stock Incentive Plan to increase the number of shares available for issuance and to increase the maximum number of shares or options that may be granted to any individual under the Stock Incentive Plan were approved by the following votes:

FOR	22,552,408

AGAINST	2,410,783

ABSTAIN	320,772

BROKER NON-VOTES	19,406,066

The proposed increase in the number of shares available for issuance under the Company’s Employee Stock Purchase Plan was approved by the following votes:

FOR	24,139,528

AGAINST	1,100,788

ABSTAIN	43,647

BROKER NON-VOTES	19,406,066

The proposed ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accountants for 2012 was approved by the following votes:

FOR	44,256,191

AGAINST	398,493

ABSTAIN	35,345

There was no other business voted upon at the Annual Meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	BioCryst Pharmaceuticals, Inc. Amended and Restated Stock Incentive Plan

10.2	BioCryst Pharmaceuticals, Inc. Amended and Restated Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 25, 2012	BioCryst Pharmaceuticals, Inc.

	By:	/s/ Alane Barnes
Alane Barnes
General Counsel, Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	BioCryst Pharmaceuticals, Inc. Amended and Restated Stock Incentive Plan

10.2	BioCryst Pharmaceuticals, Inc. Amended and Restated Employee Stock Purchase Plan